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                                                                    EXHIBIT 24.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in this registration statement on Form S-3 of our report dated March 29, 1996, on our audit of the financial statements of The Network Connection, Inc. as of and for the year ended December 31, 1995. We also consent to the reference to our firm under the caption "Experts."


                                        /s/ COOPERS & LYBRAND L.L.P.

Atlanta, Georgia
May 16, 1996